Exhibit 10.1

SECOND AMENDMENT TO
BUSINESS LOAN AGREEMENT

This SECOND AMENDMENT TO BUSINESS LOAN AGREEMENT (“Amendment”) is entered into as of April 30, 2004, between TRM CORPORATION (the “Borrower”) and BANK OF AMERICA, N.A. (the “Bank”).

RECITALS

A.            Borrower and Bank are parties to that certain Business Loan Agreement entered into as of May 15, 2003, as amended by First Amendment to Business Loan Agreement entered into as of March 25, 2004 (the “Business Loan Agreement”).

B.            Borrower and Bank desire to amend the Business Loan Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

AGREEMENT

1.             Recitals.  The Recitals are true.

2.             Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given in the Business Loan Agreement.

3.             Amendment to Section 1.2 of the Business Loan Agreement.  Section 1.2 of the Business Loan Agreement is amended in its entirety to read:

“1.2         Availability Period.  The line of credit is available between the date of this Agreement and May 31, 2004, or such earlier date as the availability may terminate as provided in this Agreement (the “Facility No. 1 Expiration Date”).”

4.             Release.  Borrower hereby releases Bank and its officers, agents, successors and assigns from all claims of every nature known or unknown arising out of or related to the Business Loan Agreement which exist, or but for the passage of time, could be asserted, on the date Borrower signs this Amendment.

5.             No Further Amendment, Expenses.  Except as expressly modified by this Amendment, the Business Loan Agreement and all other documents executed by the parties in connection with the transactions contemplated by the Business Loan Agreement shall remain unmodified in full force and effect and the parties hereby ratify their respective obligations thereunder.  Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Bank on request for all reasonable expenses, including legal fees actually incurred by Bank in connection with the preparation of this Amendment, any other amendment documents and the closing of the transaction contemplated hereby and thereby.

6.             Effective Date.  The foregoing provisions are effective upon execution hereof.

7.             Miscellaneous.

                (a)           Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment, it being understood that the Bank may rely on a facsimile counterpart signature page hereof for purpose of determining whether a party hereto has executed a counterpart hereof.

                (b)           Governing Law.  This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

                (c)           Certain Agreements Not Enforceable.  UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

BORROWER:	TRM CORPORATION

	By:	/s/ Kenneth Lewis Tepper
Name: Kenneth Lewis Tepper
Title: President and Chief Executive Officer

BANK:	BANK OF AMERICA, N.A.

	By:	/s/ Eric Eidler
Name: Eric Eidler
Title: Senior Vice President

CONSENTS OF GUARANTORS

The undersigned Guarantor, TRM Copy Centers (USA) Corporation, consents to the execution and delivery of the First Amendment to Business Loan Agreement between Bank of America, N.A. and TRM Corporation set forth above and agrees that its Continuing Guaranty dated March 17, 2000 shall continue to be applicable to all indebtedness of TRM Corporation to Bank of America, N.A., including without limitation all indebtedness under the Business Loan Agreement dated May 15, 2003, as amended by the First Amendment thereto and as amended by the Amendment set forth above, subject however to the Thirty Million Dollar ($30,000,000) limit specified in paragraph 2 of such Continuing Guaranty.

TRM Copy Centers (USA) Corporation

Dated April 30, 2004	By:	/s/ Kenneth Lewis Tepper
Name: Kenneth Lewis Tepper
Title: President and Chief Executive Officer

The undersigned Guarantor, TRM ATM Corporation, consents to the execution and delivery of the First Amendment to Business Loan Agreement between Bank of America, N.A. and TRM Corporation set forth above and agrees that its Continuing Guaranty dated February 14, 2001 shall continue to be applicable to all indebtedness of TRM Corporation to Bank of America, N.A., including without limitation, all indebtedness under the Business Loan Agreement dated May 15, 2003, as amended by the First Amendment thereto and as amended by the Amendment set forth above, subject however to the Thirty Million Dollar ($30,000,000) limit specified in paragraph 2 of such Continuing Guaranty.

TRM ATM Corporation

Dated April 30, 2004	By:	/s/ Kenneth Lewis Tepper
Name: Kenneth Lewis Tepper
Title: President and Chief Executive Officer